Prospectus supplement dated July 15, 2016
to the following prospectus(es):
Options VL (NLAIC) prospectus dated May 1, 2002
Survivor Options Plus (NLIC), Special Product (NLIC), and Survivor Options VL (NLAIC) prospectuses dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Nationwide filed a supplement dated June 1, 2016, for the purposes of notifying policy owners that Putnam Investment Management, LLC, the Putnam Variable Trust - Putnam VT Voyager Fund: Class IB's ("VT Voyager Fund") investment manager, had recommended, and the VT Voyager Fund’s Board of Trustees had approved, the merger of Putnam VT Voyager Fund into Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB ("VT Growth Opportunities Fund") at the close of business July 15, 2016.
However, the merger of the VT Voyager Fund into the VT Growth Opportunities Fund that was scheduled for July 15, 2016, is now being deferred until further notice.
As a result, the following will occur to the policy:
•	The VT Voyager Fund will remain as an available investment option to receive transfers or new purchase payments (note: as disclosed in the June 1, 2016 supplement, the VT Voyager Fund is only available to policies for which applications are received before June 1, 2016).
•	The VT Growth Opportunities Fund will not be added as an investment option under the policy on July 14, 2016.
GWP-0627